EXHIBIT 99.8

Equity One Mortgage 04-3 - BE Analysis - Class B3



Balance         $7,110,000.00           Delay                   0
                                        Dated                   7/23/2004
Settle          7/23/2004               First Payment           8/25/2004



                                                WAL                                     2.33
                             Principal Window Begin                                       17
                               Principal Window End                                       37
                                Principal Writedown                              0.00 (0.00%)
           Total Collat Group Loss (Collat Maturity)                    30,103,066.76 (4.66%)
    Total Collat Group Liquidation (Collat Maturity)                   68,983,708.33 (10.67%)

                                        Prepay (FRM)                                  20 CPR
                                        Prepay (ARM)                100% WAMCO ARM CPR Curve
                                       Default (FRM)               100% WAMCO FRM LOSS Curve
                                      Loss Severity                                      45%
                                       Default (ARM)               100% WAMCO ARM LOSS Curve
                                      Loss Severity                                      40%
                                  Servicer Advances                                     100%
                                    Liquidation Lag                                       12
                                        Delinquency                                       0%
                                Optional Redemption                                  Call (N)

                                     2.56                                    2.76                                     4.31
                                       17                                      17                                       17
                                       37                                      38                                       61
                              0.00 (0.00%)                            0.00 (0.00%)                       260,290.94 (3.66%)
                     36,743,771.38 (5.68%)                   43,077,647.59 (6.66%)                    47,977,908.09 (7.42%)
                    84,194,285.06 (13.03%)                  98,700,281.22 (15.27%)                  109,921,980.47 (17.01%)

                                   20 CPR                                  20 CPR                                   20 CPR
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve                 100% WAMCO ARM CPR Curve
                125% WAMCO FRM LOSS Curve               150% WAMCO FRM LOSS Curve             163.15% WAMCO FRM LOSS Curve
                                      45%                                     45%                                      45%
                125% WAMCO ARM LOSS Curve               150% WAMCO ARM LOSS Curve             163.15% WAMCO ARM LOSS Curve
                                      40%                                     40%                                      40%
                                     100%                                    100%                                     100%
                                       12                                      12                                       12
                                       0%                                      0%                                       0%
                                  Call (N)                                Call (N)                                 Call (N)


                                     7.42                                    5.37
                                       18                                      18
                                       24                                      23
                     6,186,666.98 (87.01%)                   6,885,678.91 (96.84%)
                     49,124,738.53 (7.60%)                   54,903,394.04 (8.49%)
                   112,548,139.44 (17.41%)                 125,780,335.91 (19.46%)

                                   20 CPR                                  20 CPR
                 100% WAMCO ARM CPR Curve                100% WAMCO ARM CPR Curve
                175% WAMCO FRM LOSS Curve               200% WAMCO FRM LOSS Curve
                                      45%                                     45%
                175% WAMCO ARM LOSS Curve               200% WAMCO ARM LOSS Curve
                                      40%                                     40%
                                     100%                                    100%
                                       12                                      12
                                       0%                                      0%
                                  Call (N)                                Call (N)


Prepayment:
Fixed  20 CPR
Float: 10-25cpr over 24 months, 60c for 6, 50c for 6, 45c for 6, 40c for 6, 30c for 18, 25 for life

Losses:
Fixed: 0-4cdr over 24mo, ramp back down to 2cdr over next 84mo, level at 2 **45% sev**
Float: 0-9cpr over 30mo, ramp back down to 4cdr over next 84mo, level at 4 **40% sev**